Exhibit 99.4

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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS

CASE NUMBER:	09-35586

JUDGE:	Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: April 30, 2010
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis S. Faulkner	Chief Restructuring Officer
Original Signature of Responsible Party	Title

Dennis S. Faulkner	05/18/10
Printed Name of Responsible Party	Date

PREPARER:

/s/ Jason A. Rae	Accountant
Original Signature of Preparer	Title

Jason A. Rae	05/14/10
Printed Name of Preparer	Date

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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS — 1

CASE NUMBER:	09-35586
COMPARATIVE BALANCE SHEET

		(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
	AMOUNT	Apr-10	May-10	Jun-10

ASSETS
1. Unrestricted Cash	4,170,395	4,171,878
2. Restricted Cash
3. Total Cash	4,170,395	4,171,878

4. Accounts Receivable (Net)
5. Inventory
6. Notes Receivable
7. Prepaid Expenses
8. Other (Attach List)
9. Total Current Assets	4,170,395	4,171,878

10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment

13. Due From Insiders
14. Other Assets — Net of Amortization (Attach List)
15. Other (Attach List)
16. Total Assets	4,170,395	4,171,878

POST PETITION LIABILITIES
17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities

PRE PETITION LIABILITIES
24. Secured Debt
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)
28. Total Pre Petition Liabilities
29. Total Liabilities

EQUITY
30. Pre Petition Owners’ Equity		4,170,395
31. Post Petition Cumulative Profit Or (Loss)		1,483
32. Direct Charges To Equity
33. Total Equity		4,171,878
34. Total Liabilities and Equity		4,171,878

This form _X___ does ___ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Group Capital Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35586	ACCRUAL BASIS — 1
COMPARATIVE BALANCE SHEET

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
	AMOUNT	Apr-10	May-10	Jun-10

ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS — LINE 8

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS — LINE 15

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES — LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS — 2

CASE NUMBER:	09-35586
INCOME STATEMENT

		(SEE GENERAL FOOTNOTE)
	MONTH	MONTH	MONTH	QUARTER
	Apr-10	May-10	Jun-10	TOTAL

REVENUES
1. Gross Revenues
2. Less: Returns & Discounts
3. Net Revenue
COST OF GOODS SOLD
4. Material
5. Direct Labor
6. Direct Overhead
7. Total Cost Of Goods Sold

8. Gross Profit
OPERATING EXPENSES
9. Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses

15. Income Before Non-Operating Income & Expense
OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)	309			309
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses	309			309
REORGANIZATION EXPENSES
23. Professional Fees
24. U.S. Trustee Fees	325			325
25. Other (Attach List)
26. Total Reorganization Expenses	325			325

27. Income Tax
28. Net Profit (Loss)	(16)			(16)

This form ___ does _X___ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Group Capital Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35586	ACCRUAL BASIS — 2
INCOME STATEMENT

	MONTH	MONTH	MONTH	QUARTER
	Apr-10	May-10	Jun-10	TOTAL

OPERATING EXPENSES
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.
TOTAL OTHER OPERATING EXPENSES — LINE 13

OTHER INCOME & EXPENSES
A. Interest Income	309			309
B.
C.
D.
TOTAL NON-OPERATING INCOME — LINE 16	309			309

A.
B.
C.
D.
TOTAL NON-OPERATING EXPENSE — LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES — LINE 25

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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS — 3

CASE NUMBER:	09-35586
CASH RECEIPTS AND DISBURSEMENTS

	MONTH	MONTH	MONTH	QUARTER
	Apr-10	May-10	Jun-10	TOTAL

1. Cash — Beginning Of Month	4,171,894			4,171,894
RECEIPTS FROM OPERATIONS
2. Cash Sales
COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts
NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)	309			309
9. Total Non-Operating Receipts	309			309
10. Total Receipts	309			309

11. Total Cash Available	4,172,203			4,172,203
OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements
REORGANIZATION DISBURSEMENTS
27. Professional Fees
28. U.S. Trustee Fees	325			325
29. Other (Attach List)
30. Total Reorganization Expenses	325			325
31. Total Disbursements	325			325

32. Net Cash Flow	(16)			(16)
33. Cash — End of Month	4,171,878			4,171,878

This form ___ does ___X___ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Group Capital Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35586	ACCRUAL BASIS — 3
CASH RECEIPTS AND DISBURSEMENTS

	MONTH	MONTH	MONTH	QUARTER
	Apr-10	May-10	Jun-10	TOTAL

NON-OPERATING RECEIPTS
A.
B.
C.
D.
E.
TOTAL LOANS & ADVANCES — LINE 6

A. Interest	309			309
B.
C.
D.
E.
TOTAL OTHER NON-OPERATING RECEIPTS — LINE 8	309			309

OPERATING DISBURSEMENTS
A.
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER OPERATING DISBURSEMENTS — LINE 25

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS — 4

CASE NUMBER:	09-35586

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	Apr-10	May-10	Jun-10

1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +

5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)
MONTH: April-10
AGING OF POST PETITION TAXES AND PAYABLES

	0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL

1. Federal
2. State
3. Local
4. Other (Attach List)

5. Total Taxes Payable

6. Accounts Payable

MONTH: April-10
STATUS OF POST PETITION TAXES

	BEGINNING TAX	AMOUNT WITHHELD		ENDING TAX
FEDERAL	LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	LIABILITY

1. Withholding **
2. FICA — Employee **
3. FICA — Employer **
4. Unemployment
5. Other — Misc Adj
6. Other — Earned Income Credit
7. Total Federal Taxes	—	—	—	—

STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)	—

15. Total State And Local	—
16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS — 5

CASE NUMBER:	09-35586
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
MONTH: April-10

BANK RECONCILIATIONS	Account # 1	Account # 2	Account # 3	Other Accounts

A. BANK:	Bank of America			(Attach List)
B. ACCOUNT NUMBER:	4429005310				TOTAL

C. PURPOSE (TYPE):	Money Market

1. Balance Per Bank Statement	4,171,878				4,171,878
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	4,171,878		—		4,171,878
6. Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

	DATE OF		PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	TYPE OF INSTRUMENT	PRICE	VALUE

7.
8.
9.
10. (Attach List)
11. Total Investments

CASH
12. Currency On Hand

13. Total Cash — End of Month				4,171,878

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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS — 6

CASE NUMBER:	09-35586
MONTH: April-10
PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) — (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE

1.
2.
3.
4.
5.
6.
7.
8. (Attach List)
9. Total Payments To Insiders

PROFESSIONALS

DATE OF
	COURT ORDER	AMOUNT	AMOUNT	TOTAL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Professionals

*	Include all fees incurred, both approved and unapproved
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED MONTHLY	AMOUNTS PAID DURING	TOTAL UNPAID
NAME OF CREDITOR	PAYMENTS DUE	MONTH	POST PETITION

1.	$—
2.
3.
5. (Attach List)
6. TOTAL		$—	$—

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CASE NAME:	Guaranty Group Capital Inc.	ACCRUAL BASIS — 7

CASE NUMBER:	09-35586
MONTH: April-10
QUESTIONNAIRE

	YES	NO

1. Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2. Have any funds been disbursed from any account other than a debtor in possession account?		X
3. Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4. Have any payments been made on Pre Petition Liabilities this reporting period?		X
5. Have any Post Petition Loans been received by the debtor from any party?		X
6. Are any Post Petition Payroll Taxes past due?		X
7. Are any Post Petition State or Federal Income Taxes past due?		X
8. Are any Post Petition Real Estate Taxes past due?		X
9. Are any other Post Petition Taxes past due?		X
10. Are any amounts owed to Post Petition creditors delinquent?		X
11. Have any Pre Petition Taxes been paid during the reporting period?		X
12. Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
INSURANCE

	YES	NO

1. Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2. Are all premium payments paid current?	X
3. Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.
INSTALLMENT PAYMENTS

PAYMENT AMOUNT &
TYPE OF POLICY	CARRIER	PERIOD COVERED	FREQUENCY

General Liability	Indian Harbor	07/01/09 — 07/01/10	Paid in Full
General Liability-Mortgagee in Possession	Lexington	10/27/08 — 10/27/11	Paid in Full

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CASE NAME:	Guaranty Group Capital Inc.	FOOTNOTES

CASE NUMBER:	09-35586	ACCRUAL BASIS
MONTH: April-10

ACCRUAL BASIS	LINE
FORM NUMBER	NUMBER	FOOTNOTE / EXPLANATION

General		The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of the Guaranty Financial Group Inc. on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

Accrual 1	1	Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.